
                                                                    EXHIBIT 10.1

                            EMERGISOFT HOLDING, INC.
                             (A NEVADA CORPORATION)

                            2001 STOCK INCENTIVE PLAN

                                                               December 19, 2001

                                TABLE OF CONTENTS

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Paragraph                           Heading                                                                    Page
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
SECTION 1         DEFINITIONS                                                                                     1
         1.1               Definitions.........................................................................   1

SECTION 2         THE STOCK INCENTIVE PLAN.....................................................................   3
         2.1               The Purpose of the Plan.............................................................   3
         2.2               Stock Subject to the Plan...........................................................   3
         2.3               Administration of the Plan..........................................................   3
         2.4               Eligibility and Limits..............................................................   4

SECTION 3         TERMS OF STOCK INCENTIVES....................................................................   4
         3.1               Terms and Conditions of All Stock Incentives........................................   4
         3.2               Terms and Conditions of Options.....................................................   4
                  (a)      Option Price........................................................................   5
                  (b)      Option Term.........................................................................   5
                  (c)      Payment.............................................................................   5
                  (d)      Conditions to Exercise of an Option.................................................   5
                  (e)      Nontransferability of Options.......................................................   6
                  (f)      Termination of Incentive Stock Option...............................................   6
                  (g)      Special Provisions for Certain Substitute Options...................................   6
         3.3               Terms and Conditions of Stock Appreciation Rights...................................   6
                  (a)      Payment.............................................................................   7
                  (b)      Conditions to Exercise..............................................................   7
                  (c)      Nontransferability of Stock Appreciation Right......................................   7
         3.4               Terms and Conditions of Restricted Stock Awards.....................................   7

SECTION 4                  GENERAL PROVISIONS..................................................................   7
         4.1               Withholding.........................................................................   7
         4.2               Changes in Capitalization; Merger; Liquidation......................................   7
         4.3               Cash Awards.........................................................................   8
         4.4               Compliance with Code................................................................   9
         4.5               Right to Terminate Employment.......................................................   9
         4.6               Restrictions on Delivery and Sale of Shares; Legends................................   9
         4.7               Termination and Amendment of the Plan...............................................   9
         4.8               Stockholder Approval................................................................   9
         4.9               Effective Date of Plan..............................................................  10

                            EMERGISOFT HOLDING, INC.

                            2001 STOCK INCENTIVE PLAN

                              SECTION 1 DEFINITIONS

     1.1   Definitions. Whenever used herein, the masculine pronoun shall be
           -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

     (a)   "Board of Directors" means the board of directors of the Company.
            ------------------

     (b)   "Change in Control" means the consummation of a (1) dissolution or
            -----------------
liquidation of the Company, (2) merger of the Company into another corporation, or any consolidation, share exchange, combination, reorganization, or like transaction in which the Company is not the survivor, or its stockholders immediately prior to the transaction are not in control of the survivor following such transaction, (3) sale or transfer (other than as security for the Company's obligations) of at least a majority of the assets of the Company or (4) sale or transfer of 50% or more of the issued and outstanding Stock by the holders thereof in a single transaction or in a series of related transactions.

     (c)   "Code" means the Internal Revenue Code of 1986, as amended.
            ----

     (d)   "Committee" means the committee appointed by the Board of Directors
            ---------
to administer the Plan or, in the absence of appointment of such committee, the Board of Directors.

     (e)   "Company" means Emergisoft Holding, Inc., a Nevada corporation.
            -------

     (f)   "Disability" means (1) the inability of Participant to perform the
            ----------
duties of Participant's employment due to physical or emotional incapacity or illness, where such inability is expected to be of long-continued and indefinite duration or (2) Participant shall be entitled to (i) disability retirement benefits under the federal Social Security Act or (ii) recover benefits under any long-term disability plan or policy maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

     (g)   "Fair Market Value" means fair market value of a share of Stock (on
            -----------------
a fully diluted basis) as determined by the Board of Directors. In making such determination, the Board of Directors may take into account factors that it, in good faith, deems relevant to such valuation, including the absence of a trading market, the minority status of the Stock, and such other facts and circumstances deemed by the Board of Directors to be material to the value of the Stock in the hands of the Participant; provided, however, for purposes of determining the Option price per share for an Incentive Stock Option, Fair Market Value shall be determined by the Board of Directors without regard to any restriction other than a restriction which, by its terms, will never lapse. The Fair Market Value as determined by the Board of Directors shall be final, binding, and conclusive on each Participant.

     (h)   "Incentive Stock Option" means an incentive stock option, as defined
            ----------------------
in Code Section 422, awarded under the Plan.

     (i)   "Non-Qualified Stock Option" means a stock option awarded under the
            --------------------------
Plan not
qualifying as an Incentive Stock Option.

     (j)   "Option" means a Non-Qualified Stock Option or an Incentive Stock
            ------
Option.

     (k)   "Over 10% Owner" means an individual who at the time an Incentive
            --------------
Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

     (l)   "Parent" means any corporation (other than the Company) in an
            ------
unbroken chain of corporations ending with the Company if (with respect to Incentive Stock Options, at the time of granting of the Option) each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (m)   "Participant" means an individual who receives a Stock Incentive
            -----------
hereunder.

     (n)   "Plan" means this stock incentive plan.
            ----

     (o)   "Restricted Stock Award" means a restricted stock award under the
            ----------------------
Plan.

     (p)   "Stock" means the Company's common stock, $.001 par value per share.
            -----

     (q)   "Stock Appreciation Right" means a stock appreciation right awarded
            ------------------------
under the Plan.

     (r)   "Stock Incentive Agreement" means an agreement between the Company
            -------------------------
and a recipient evidencing an award of a Stock Incentive.

     (s)   "Stock Incentive" means an Incentive Stock Option, a Non-Qualified
            ---------------
Stock Option, a Restricted Stock Award, and a Stock Appreciation Right.

     (t)   "Subsidiary" means any corporation (other than the Company) in an
            ----------
unbroken chain of corporations beginning with the Company if (with respect to Incentive Stock Options, at the time of the granting of the Option) each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (u)   "Termination of Employment" means the termination of the
            -------------------------
employee-employer relationship between a Participant and the Company (and its Parents and Subsidiaries), regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

                       SECTION 2 THE STOCK INCENTIVE PLAN

     2.1   The Purpose of the Plan. The Plan is intended to provide an
           -----------------------
opportunity for directors, officers, key employees, and consultants of the Company to acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in retaining and obtaining key personnel of outstanding ability.

     2.2   Stock Subject to the Plan. Subject to adjustment in accordance with
           -------------------------
Section 4.2 hereof, 18,000,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock issued under the Plan may be either authorized and unissued Stock or Stock held in the treasury of the Company, as shall be determined by the Committee. If an Option or Stock Appreciation Right expires or terminates for any reason without being exercised in full, or shares of Stock issued under a Restricted Stock Award are transferred back to the Company pursuant to the restrictions thereon, the unpurchased shares subject to such Option or Stock Appreciation Right, or the shares transferred back to the Company shall again be available for purposes of the Plan.

     2.3   Administration of the Plan. The Plan shall be administered by the
           --------------------------
Committee. The Committee shall have full authority in its discretion to determine the directors, officers, key employees, and consultants of the Company to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

     2.4   Eligibility and Limits. Stock Incentives may be granted only to
           ----------------------
directors, officers, key employees, and consultants of the Company or a corporation, or a parent or subsidiary corporation of such corporation, issuing or assuming a Stock Incentive in a transaction to which Code Section 424(a) applies; provided, however, that an Incentive Stock Option may only be granted to an employee of any such entity. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000.

                       SECTION 3 TERMS OF STOCK INCENTIVES

     3.1   Terms and Conditions of All Stock Incentives.
           --------------------------------------------

     (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 hereof as to the total number of shares available for grants under the Plan.

     (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

     (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

     (d) Notwithstanding any vesting provisions established pursuant to Sections 3.2, 3.3, or 3.4 of the Plan, the Committee may provide that any unexpired Option may be exercised upon a Change in Control or that any Stock Appreciation Right may become payable upon a Change in Control as to the full number of shares of Stock covered by the Option or Stock Appreciation Right without regard to the date of grant of the Option or Stock Appreciation Right or that any Restricted Stock Award which has not been previously forfeited shall be fully vested upon a Change in Control.

     3.2   Terms and Conditions of Options. At the time any Option is granted,
           -------------------------------
the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the date the Plan is adopted or approved by the Company's Board of Directors.

          (a)   Option Price. Subject to adjustment in accordance with Section
                ------------
4.2 hereof and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner, the Option price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Option price per share shall not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)   Option Term. Any Incentive Stock Option granted to a
                -----------
Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

          (c)   Payment. Payment for all shares of Stock purchased pursuant to
                -------
exercise of an Option shall be made either: (i) in cash (including check acceptable to the Company, bank draft or money order); or (ii) if the Stock Incentive Agreement provides, by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (iii) by other consideration deemed acceptable by the Committee in its sole discretion. If a Participant delivers shares of Stock (including shares of restricted stock) already owned by the Participant in full or partial payment of the Exercise Price for any Option, the Committee may, in its sole discretion, authorize the grant of a new Option (a "Reload Option") for that number of shares equal to the number of already owned shares surrendered (including shares of restricted stock). The grant of a Reload Option will become effective upon the exercise of the underlying Option. The Exercise Price of the Reload Option shall be the Fair Market Value of a share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the shares to be acquired upon the exercise thereof. In addition, the Stock Incentive Agreement may provide for cashless exercise through a brokerage transaction provided the Stock continues to be registered under Section 12 of the Securities Exchange Act of 1934. Except as provided in subparagraph (g) below, payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

          (d)   Conditions to Exercise of an Option. Each Option granted under
                -----------------------------------
the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

          (e)   Nontransferability of Options. Except as provided in
                -----------------------------
subparagraph (g) below, an Incentive Stock Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

          (f)   Termination of Incentive Stock Option. With respect to an
                -------------------------------------
Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one year shall be substituted for such three (3) month period. For purposes of this subparagraph (f), Termination of Employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (g)   Special Provisions for Certain Substitute Options.
                -------------------------------------------------
Notwithstanding anything to the contrary in this Section 3.2, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3   Terms and Conditions of Stock Appreciation Rights. A Stock
           -------------------------------------------------
Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of (1) the Fair Market Value of a specified number of shares of the Stock at the time of exercise over (2) a specified price which shall be not less than the Option exercise price for that number of shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of shares of Stock at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

          (a)   Payment. Upon exercise or payment of a Stock Appreciation
                -------
Right, the Company shall pay to the Participant the appreciation in cash or shares of Stock (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b)   Conditions to Exercise. Each Stock Appreciation Right granted
                ----------------------
under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

          (c)   Nontransferability of Stock Appreciation Right. A Stock
                ----------------------------------------------
Appreciation Right
shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

     3.4   Terms and Conditions of Restricted Stock Awards. Shares awarded
           -----------------------------------------------
pursuant to Restricted Stock Awards shall be subject to restrictions for periods determined by the Committee. The Committee shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

                          SECTION 4 GENERAL PROVISIONS

     4.1   Withholding. Whenever the Company proposes or is required to issue
           -----------
or transfer shares of Stock under the Plan or upon the vesting of any Restricted Stock Award, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Restricted Stock Award. A Participant shall pay the withholding tax in cash.

     4.2   Changes in Capitalization; Merger; Liquidation.
           ----------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Restricted Stock Awards and the number of shares of Stock reserved for issuance upon the exercise of each outstanding Option, upon the exercise or payment of each Stock Appreciation Right, and upon vesting of each outstanding Restricted Stock Award, and the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Incentive pertains shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) The Company currently has a right to repurchase all or any portion of 75,000,000 shares of its Stock. Such right expires on October 23, 2002. If at any time prior to October 31, 2002 the Company exercises its right to repurchase, appropriate proportional adjustment shall be made in the number of shares of Stock (i) subject to outstanding Stock Incentives, and (ii) reserved for issuance under the Plan. Any such adjustment shall be determined by the Board of Directors in its sole and absolute discretion after taking into account the effect of issuance of any securities by the Company to facilitate exercise of such repurchase right.

          (c) If the Company shall not be the surviving corporation in any merger or consolidation, recapitalization, reclassification of shares or similar reorganization, an appropriate adjustment shall be made in each Stock Incentive Agreement such that the Participant shall be entitled to purchase or receive, as the case may be, at the same times and upon the same terms and conditions as are then provided in the Stock Incentive Agreement, the number and class of securities to which a holder of the number of shares of Stock subject to the Stock Incentive Agreement at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Stock Appreciation Right pertains. In the event of any such changes in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options are exercisable or Stock Appreciation Rights are exercisable or payable or Restricted Stock Awards have been granted and with respect to which future Stock Incentives may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of Section 4.7 hereof. Any adjustment pursuant to this
Section 4.2 may provide, in the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Stock Incentive without payment therefor.

          (d) Except as the Committee may otherwise determine, in the event of a Change in Control, provision shall be made to cause each outstanding Option and Stock Appreciation Right to become exercisable prior to a Change in Control and to terminate upon the consummation of any Change in Control.

          (e) Except as expressly provided in this Section 4.2, the holder of an Option or Stock Appreciation Right shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Change in Control or distribution to the Company's stockholders of assets or stock of another corporation. Except as expressly provided herein and except for any distributions or adjustments made with respect to shares of Stock issued under the Plan in connection with a distribution or adjustment made with respect to all other outstanding shares of Stock, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3   Cash Awards. The Committee may, at any time and in its discretion,
           -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     4.4   Compliance with Code. All Incentive Stock Options to be granted
           --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     4.5   Right to Terminate Employment. Nothing in the Plan or in any Stock
           -----------------------------
Incentive shall confer upon any Participant the right to continue as an employee of the Company or any of its Parents or Subsidiaries or affect the right of the Company or any of its Parents or Subsidiaries to terminate the Participant's employment at any time.

     4.6   Restrictions on Delivery and Sale of Shares; Legends. Each Stock
           ----------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase of delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.7   Termination and Amendment of the Plan. The Plan may be terminated,
           -------------------------------------
modified or amended by the Board of Directors of the Company; provided, however, that no such termination, modification or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of a Participant under such Stock Incentive.

     4.8 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder shall be void.

     4.9   Effective Date of Plan.  The Plan shall become effective on
           ----------------------
December 19, 2001, the date of its adoption by the Board of Directors, subject to approval by the Company's stockholders.

                                   EMERGISOFT HOLDING, INC.



                                   By: /s/ Dan Witte

                                   Title: President and Chief Executive Officer


Attest:

/s/ Joe Eppes
------------------------
Secretary